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                                                                     Exhibit 4.1



      COMMON STOCK                                              COMMON STOCK

       [EMBLEM]                   [MERCURY LOGO]                  [EMBLEM]

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
   OF THE COMMONWEALTH                                       CERTAIN DEFINITIONS
     OF MASSACHUSETTS                                         CUSIP 589378 10 8

THIS CERTIFIES THAT



IS THE OWNER OF


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                         MERCURY COMPUTER SYSTEMS, INC.


transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of The Commonwealth of Massachusetts and the provisions of the Articles of Organization and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


          WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


          Dated:


/s/ James R. Bertelli            [MERCURY SEAL]       /s/ G. Mead Wyman
------------------------                              -------------------------
President and Chief                                   Treasurer and Chief
 Executive Officer                                     Financial Officer



COUNTERSIGNED AND REGISTERED:
  Boston EquiServe Trust Company


                                 TRANSFER AGENT
                                 AND REGISTRAR

BY


                               AUTHORIZED OFFICER




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                         MERCURY COMPUTER SYSTEMS, INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH OUTSTANDING CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


UNIF GIFT MIN ACT -- ............ Custodian ...............
                       (Cust)                   (Minor)

                     under Uniform Gifts to Minors

                     Act ..................................
                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
  ____________________________________________


  ____________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR  TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                  ______________________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


______________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.